JPMORGAN INCOME FUNDS

JPMorgan Strategic Income Opportunities Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated November 28, 2008
to the Prospectuses dated August 11, 2008

The portfolio management information listed under “The Portfolio Managers” heading in “The Funds’ Management and Administration” section of the Prospectuses for the JPMorgan Strategic Income Opportunities Fund listed is hereby deleted in its entirety and replaced by the following:

The Portfolio Managers

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been primarily responsible for the day-to-day management of the Fund since its inception. In his role as the portfolio manager for the Fund, he is responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning overlay strategies to be used by the Fund. Mr. Eigen has been the head of Core Plus and Absolute Return Fixed Income strategies at JPMIM since April 2008. In addition to his role as portfolio manager for the Fund, he has also served as portfolio manager for Highbridge Capital Management, LLC (“Highbridge”), an indirect majority owned subsidiary of JPMorgan Chase, since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies.

Assets that have been allocated to a strategy or sector by Mr. Eigen are managed by dedicated sector and research teams. The lead portfolio managers who are primarily responsible for the day-to-day management and securities selection for the various allocations for the Fund are as follows:

Robert L. Cook, Managing Director and CFA charterholder, Thomas G. Hauser, Vice President and CFA charterholder, and James P. Shanahan, Managing Director, are the portfolio managers responsible for the corporate credit securities investment strategy. Mr. Cook is a leader of one of JPMIM’s fixed income high yield teams. Prior to joining JPMIM in 2004, he was responsible for managing high yield total return assets and was the director of credit research at 40/86 Advisors from 1994 until 2004. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing high yield trading efforts. Prior to joining JPMIM in 2004, Mr. Hauser served as a vice president for 40/86 Advisors beginning in 2001. An employee of affiliated firms of JPMIM since 1998 and a Managing Director of JPMIM since 2005, Mr. Shanahan is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments and CBO Portfolio. Mr. Shanahan has managed high yield assets since 1986.

Jeffery J. Grills, Managing Director and CFA charterholder, and Gunter J. Heiland, Managing Director, are the portfolio managers responsible for the foreign securities and emerging market debt securities for the Fund. An employee of JPMIM since 1993, Mr. Grills has been a portfolio manager since 2000 and has served as an analyst for the Quantitative Research Group of the Fixed Income Group focusing on portfolio construction and risk analysis. An employee of JPMIM since 1997, Mr. Heiland has been a portfolio manager since 2000 and also a senior trader.

John T. Donohue, Managing Director, is the lead portfolio manager responsible for the rates/duration management and relative value strategies for the Fund. Mr. Donohue has been a portfolio manager and employee of JPMIM since 1997. Mr. Donohue is the global head of the Short Duration Investment Strategy Team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SIOF-1108